UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                      NOVEMBER 13, 2006 (NOVEMBER 2, 2006)
                Date of Report (Date of earliest event reported)

                            PERFISANS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

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          MARYLAND                       000-23689               91-1869317
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(State or other jurisdiction       (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)
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              7828 KENNEDY ROAD, UNIT 201, MARKHAM, ONTARIO L3R 5P1
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (905) 943-9996

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

During a meeting of the Board of Directors of Perfisans Holdings, Inc. (the "Corporation") held on November 2, 2006 (the "Meeting"), Mr. To Hon Lam, the Corporation's then President and Chief Executive Officer, recommended that Mr. Bok Wong lead the Corporation as its President, Chief Executive Officer and Treasurer. The Board has unanimously accepted Mr. To Hon Lam proposal. Pursuant thereto, Mr. To Hon Lam resigned as the Chief Executive Officer and President of the Corporation, and Mr. Wong was appointed as the Chief Executive Officer and President of the Corporation, effective November 8th, 2006.

Mr. To Hon Lam will remain as a Director of the Corporation and was also appointed to head the engineering functions of the Corporation. Further, Mr. To Hon Lam was also appointed as an Advisor to the Mr. Wong for a period of six months to assist in the transition.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

None.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


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                                           PERFISANS HOLDINGS, INC.

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                                      By:  /s/ BOK WONG
                                           ------------
                                           Chief Executive Officer and President
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November 9, 2006